Exhibit 8.1

List of Significant Subsidiaries of the Registrant (as of December 31, 2024)

Subsidiaries	Jurisdiction of Incorporation
XPeng Limited	BVI

XPeng (Hong Kong) Limited	Hong Kong

Zhaoqing Xiaopeng New Energy Investment Co., Ltd.* 肇庆小鹏新能源投资有限公司	PRC

Guangdong Xiaopeng Motors Technology Group Co., Ltd.* 广东小鹏汽车科技集团有限公司	PRC

Guangzhou Chengxing Zhidong Automotive Technology Co., Ltd.* 广州橙行智动汽车科技有限公司	PRC

Xiaopeng Motors Huazhong (Wuhan) Co., Ltd.* 小鹏汽车华中（武汉）有限公司	PRC

Zhaoqing Xiaopeng Automobile Co., Ltd.* 肇庆小鹏汽车有限公司	PRC

XPeng Charging (Hong Kong) Limited	Hong Kong

XPeng Power Battery (Hong Kong) Limited	Hong Kong

Guangzhou Xiaopeng Smart Charge Technology Co., Ltd.* 广州小鹏智慧充电科技有限公司	PRC

Shanghai Jusheng Technology Co., Ltd.* 上海桔晟科技有限公司	PRC

Wuhan Xiaopeng Intelligent Manufacturing Co., Ltd.* 武汉小鹏智能制造有限公司	PRC

Zhaoqing Xiaopeng New Energy Investment Co., Ltd. Guangzhou Branch* 肇庆小鹏新能源投资有限公司广州分公司	PRC

Guangzhou Xiaopeng New Energy Vehicle Co., Ltd.* 广州小鹏新能源汽车有限公司	PRC

Guangzhou Zhipeng Manufacturing Co., Ltd.* 广州智鹏制造有限公司	PRC

Guangzhou Xiaopeng Automotive Financial Leasing Co., Ltd.* 广州小鹏汽车融资租赁有限公司	PRC

Guangzhou Pengyue Automobile Development Co., Ltd.* 广州鹏跃汽车发展有限公司	PRC

Beijing Xiaopeng Automobile Co., Ltd.* 北京小鹏汽车有限公司	PRC

Xiaopeng Motor Sales Co., Ltd.* 小鹏汽车销售有限公司	PRC

XPeng International Holding (BVI) Limited	BVI

XPeng International Holding (Hong Kong) Limited	Hong Kong

XPeng European Holding B.V.	Netherlands

XPeng Motors International (Hong Kong) Limited	Hong Kong

Guangzhou Xiaopeng Autonomous Driving Technology Co., Ltd.* 广州小鹏自动驾驶科技有限公司	PRC

Beijing Jusheng Intelligent Automotive Technology Co., Ltd.* 北京桔昇智能汽车科技有限公司	PRC

XPeng Dogotix Holdings Limited	BVI

Dogotix (Hong Kong) Limited	Hong Kong

Guangdong Pengxing Intelligent Co., Ltd.* 广东鹏行智能有限公司	PRC

XPeng Huitian Holdings Limited	BVI

Guangzhou Xiaopeng Automobile Manufacturing Co., Ltd.* 广州小鹏汽车制造有限公司	PRC

Shanghai Xiaopeng Motors Technology Co., Ltd.* 上海小鹏汽车科技有限公司	PRC

Guangdong Xiaopeng Automotive Industry Holdings Co., Ltd.* 广东小鹏汽车产业控股有限公司	PRC

Shenzhen Xiaopeng Automobile Sales Service Co., Ltd.* 深圳小鹏汽车销售服务有限公司	PRC

Guangzhou City Delong Automotive Services Co., Ltd.* 广州市德隆汽车服务有限公司	PRC

Shanghai Xiaopeng Automobile Sales Service Co., Ltd.* 上海小鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Motors Technology Co., Ltd.* 广州小鹏汽车科技有限公司	PRC

Guangzhou Pengran Automobile Technology Co., Ltd.* 广州鹏冉汽车科技有限公司	PRC

Xiaoju Smart Auto Co., Limited	Cayman Islands

Xiaoju Smart Auto (HK) Co., Limited	Hong Kong

Hangzhou Zhipeng Automobile Sales Service Co., Ltd.* 杭州智鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Automobile Investment Consulting Partnership (Limited Partnership)* 广州小鹏汽车投资咨询合伙企业 (有限合伙)	PRC

Beijing Xiaopeng Automobile Sales Service Co., Ltd.* 北京小鹏汽车销售服务有限公司	PRC

Guangzhou Xiaopeng Zhihui Chuxing Technology Co., Ltd.* 广州小鹏智慧出行科技有限公司	PRC

Wuhan Xiaopeng Automobile Sales Service Co., Ltd.* 武汉小鹏汽车销售服务有限公司	PRC

Shanghai Pengxing Automobile Sales Service Co., Ltd.* 上海鹏行汽车销售服务有限公司	PRC

Shanghai Chengpeng Automobile Technology Co., Ltd.* 上海橙鹏汽车科技有限公司	PRC

Dongguan Pengxing Automobile Sales Service Co., Ltd.* 东莞鹏行汽车销售服务有限公司	PRC

Shenzhen Pengxing Smart Research Co., Ltd.* 深圳鹏行智能研究有限公司	PRC

Shenzhen Xiaopeng Automobile Technology Co., Ltd.* 深圳小鹏汽车科技有限公司	PRC

Xi’an Xiaopeng Energy Automobile Sales Service Co., Ltd.* 西安小鹏能源汽车销售服务有限公司	PRC

Chongqing Pengyue Automobile Sales Service Co., Ltd.* 重庆鹏悦汽车销售服务有限公司	PRC

Ningbo Xiaopeng Automobile Sales Service Co., Ltd.* 宁波小鹏汽车销售服务有限公司	PRC

Guangzhou Pengxu Automatic Driving Technology Co., Ltd.* 广州鹏煦自动驾驶科技有限公司	PRC

XMotors Limited	Hong Kong

Guangzhou Pengyi Automobile Technology Co., Ltd.* 广州鹏毅汽车科技有限公司	PRC

Shanghai Pengxu Automobile Sales Service Co., Ltd.* 上海鹏煦汽车销售服务有限公司	PRC

Xiaopeng New Energy Vehicle Sales (Guangzhou) Co., Ltd.* 小鹏新能源汽车销售 (广州)有限公司	PRC

Beijing Chengpeng Automobile Technology Co., Ltd.* 北京橙鹏汽车科技有限公司	PRC

XMotors. AI, Inc.	U.S.

XPeng Motors (Norway) AS	Norway

Shenzhen Xiaopeng Automobile Supply Chain Management Co., Ltd.* 深圳小鹏汽车供应链管理有限公司	PRC

Xiaopeng New Energy Vehicle Sales (Zhaoqing) Co., Ltd.* 小鹏新能源汽车销售(肇庆)有限公司	PRC

Xiaopeng Motor Sales (Wuhan) Co., Ltd.* 小鹏汽车销售(武汉)有限公司	PRC

Guangzhou Chengpeng Automobile Sales Service Co., Ltd.* 广州橙鹏汽车销售服务有限公司	PRC

Shenzhen Chengpeng Automobile Technology Co., Ltd.* 深圳橙鹏汽车科技有限公司	PRC

Chengdu Xiaopeng Automobile Sales Service Co., Ltd.* 成都小鹏汽车销售服务有限公司	PRC

Beijing Chengpeng Automobile Sales Service Co., Ltd.* 北京橙鹏汽车销售服务有限公司	PRC

Foshan Xiaopeng Automobile Sales Service Co., Ltd.* 佛山小鹏汽车销售服务有限公司	PRC

(formerly known as Foshan Pengxing Automobile Sales Service Co., Ltd. (佛山鹏行汽 车销售服务有限公司))

Chongqing Xiaopeng Automobile Sales Service Co., Ltd.* 重庆小鹏汽车销售服务有限公司	PRC

Haikou Xiaopeng Automobile Sales Service Co., Ltd.* 海口小鹏汽车销售服务有限公司	PRC

Hangzhou Pengxing Automobile Sales Service Co., Ltd.* 杭州鹏行汽车销售服务有限公司	PRC

Shenzhen Pengxing Intelligent Technology Innovation Co., Ltd.* 深圳鹏行智能科创有限公司	PRC

Xiamen Pengxing Automobile Sales Service Co., Ltd.* 厦门鹏行汽车销售服务有限公司	PRC

*	The English name of this subsidiary, as applicable, has been translated from its Chinese name.